Exhibit 10.1

AGREEMENT made as of the     day of January, 2015 by and among CVD

Equipment Corporation, a New York Corporation with its principal office at 355 South Technology Drive, Central Islip, NY 11722 ("CVD"), Taiwan Glass Industrial Corporation, a Taiwanese Corporation, with offices at Taiwan Glass Building, 261, Section 3, Nanjing East Road, Taipei 10550, Taiwan ("TGI") and Capital One, National Association, a national association, with its principal office at 1680 Capital One Drive, McLean, Virginia 22101 ("CONA").

WITNESSETH:

WHEREAS, CVD, TGI and CONA are parties to that certain action pending in the United States District Court for the Southern District of New York under Docket No. 10-CV-0573 (the "Action" and "the parties" for purposes of this agreement). The full caption of the Action is attached as Exhibit 1;

WHEREAS, Mizuho Corporate Bank, Ltd., an initially-named defendant in the Action, was granted summary judgment on the claims against it by CVD in an Opinion and Order dated March 31, 2011 (CVD Equip. Corp. v. Taiwan Glass Indus. Corp., No. 10 Civ. 00573 (RJH), 2011 WL 1210199 (S.D.N.Y. Mar. 31, 2011) (the "Mizuho Dismissal")) and CVD hereby waives any right to appeal the Mizuho Dismissal; and

WHEREAS, the parties have agreed to resolve their dispute and differences, and to terminate the Action pursuant to the terms set forth below,

NOW, THEREFORE, in consideration of the mutual promises set forth below and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, and intending themselves to be bound hereby, the parties agree as follows:

  I.     Settlement of the Action. Upon the full compliance of each party of its respective obligations as set out below, within the applicable time limits prescribed by this Agreement, the Action will be settled and dismissed, with prejudice and without costs as against any party. Contemporaneously with its execution of this Agreement, each party's counsel will execute a counterpart of a stipulation of dismissal, in form substantially identical to the attached Exhibit 2 (the "Stipulation") and each party will then deliver that counterpart, along with an executed copy of this Agreement, to Allegaert Berger & Vogel LLP, TGI's attorney ("Escro w Agent") to be held in escrow, as provided below. If the executed documents required here of CVD and CONA have not been received by the Escrow Agent by January 20 , 2015, then this Agreement shall be of no force and effect and the Escrow Agent shall be relieved of any responsibilities hereunder.

2.     Payment by CVD. CVD will pay to TGI the sum of Four Million Nine Hundred Twenty-Five Thousand and 00/100ths Dollars ($4,925,000.00 USD) (the "Payment"), by wire transfer to Escrow Agent (pursuant to the wire instructions set forth on Exhibit 4 hereto) on or before the later of (i) Thursday, January 22, 2015 (EST) or (ii) three business days following receipt by CVD's counsel of email advice from Escrow Agent confirming that Escrow Agent is in possession of a counterpart of this Agreement and of TGI's executed and notarized releases (that need not include the consular certification as provided in paragraph 3 hereof) executed by TGI. If payment is not received by Escrow Agent within that time limit, this Agreement shall be null and void and of no further force and effect, and Escrow Agent shall return all documents received by it to the parties who delivered them, and any payment received from CVD by Escrow Agent after that above time limit.

3.     Releases. Contemporaneous with its execution of a counterpart of this Agreement, each party will execute the appropriate releases substantially in the form attached as Exhibit 3 ("Release"), and deliver an "ink original" of that duly executed Release to Escrow Agent. The TGI Releases will be notarized in accordance with the laws of Taiwan, but notwithstanding the foregoing, TGI agrees that it shall execute two originals of its releases, one of which for CVD and CONA shall include an authentication by the certificate of a consular officer of the United States resident in Taiwan. Those originals with consular certifications will be provided to CVD and CONA as soon as reasonably practicable.

4.     Escrow. Upon timely receipt by Escrow Agent of the Payment provided for in paragraph 2 above, the executed counterparts of the Stipulation and this Agreement as provided for in paragraph 1 above and the ink original Releases provided for in paragraph 3 above, Escrow Agent forthwith shall, contemporaneously: (i) deliver the Payment to TGI; (ii) forward the Stipulation to the Court for judicial endorsement; and (iii) deliver each Release to its respective designated Releasee, together with executed counterparts of this Agreement.

5.     Certain Proceedings in Taiwan. Promptly after Escrow Agent delivers the Payment to TGI, TGI shall notify the Taiwanese prosecutor, in writing, that all of its disputes with CVD and its directors, officers, employees and agents, including Mr. Leonard Rosenbaum, have been amicably resolved on a business-like basis, and that the complaint made by TGI in Taiwan is withdrawn. A copy of such notification shall contemporaneously be sent to CVD.

6.     Temporary Non-Disclosure. Except as specifically provided in paragraph 5 above, TGI and CONA agree not to disclose the fact or the terms of this settlement of the Action until the Stipulation is judicially endorsed and filed with the Clerk of the Court. CVD agrees it will make no disclosure of the facts or the terms of this settlement of the Action until the filing of the judicially endorsed Stipulation with the Clerk of the Court, except as it may be required or advised to disclose same in a filing with the Securities and Exchange Commission or as otherwise required by law, rule or regulation, in advance of the filing of the judicially endorsed Stipulation.

7.     Miscellaneous.

7.1 This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, collectively, shall be deemed but one and the same document. Email or facsimile signatures on this Agreement and the documents referenced herein shall be deemed to be "original". The condition in paragraph 4 as to Releases shall require the delivery of ink original Releases by all parties, except that the TGI original releases need not be the originals that include the consular certifications as provided in paragraph 3 hereof.

7.2 This Settlement Agreement may not be altered, changed, modified, amended or terminated orally, but only by a writing signed by the parties.

7.3 Each party agrees to execute and deliver such other documents, and to take such other actions, at the request of the other, as may be reasonably required to effectuate the terms and purposes of this Agreement.

7.4 This Agreement shall be governed by, enforced, interpreted and construed under New York law, without regard to conflicts of law principles.

7.5 When executed by all the parties and delivered to the Escrow Agent this Agreement (and the documents provided for herein) shall constitute the full and final expression of the parties' agreement concerning the subject hereof. All prior and contemporaneous agreements, understandings, and negotiations regarding the settlement of the Action will then be merged in this Agreement. Until and unless the Escrow Agent has timely received copies of this Agreement executed by all parties, this document shall have no force or effect and shall not be admissible as evidence of any agreement between the parties.

7.6 Notices required or permitted to be served in connection with this Agreement shall be sent to a party by email and express delivery service addressed as follows:

if to CVD:

Martin J. Teitelbaum, Esq.

CVD Equipment Corporation

355 South Technology Drive

Central Islip, NY 11722

Email: mjteitelbaum@cvdequipment.com

with a copy by email to:

Douglas J. Good, Esq.

Ruskin Moscou Faltischek, P.C. 1425 RXR Plaza

Uniondale, NY 11556-1425 Email: dgood@rmfpc.com

if to TGI:

Taiwan Glass Industrial Corporation Taiwan Glass Building, 261, Section 3 Nanjing East Road

Taipei 10550, Taiwan

Attn: Mr. Tseng Ming Tsai

Email: ip@tp.taiwanglass.com

With a copy by email to:

Christopher Allegaert, Esq.

Allegaert Berger & Vogel LLP

111 Broadway, 20th Floor New

York, New York 10006

Email: callegaert@abv.com

if to CONA:

Christopher Peak, Esq.

Capital One, National Association

2 Bethesda Metro Center, 10th Floor

Bethesda, Maryland 20814

Email: christopher.peak@capitalone.com

with a copy by email to:

Paul Straus, Esq.

King & Spalding, LLP,

1185 Avenue of the Americas

New York, NY 10036

Email: PStraus@KSLAW.com

Notice shall be deemed to have been "given" two business days after it is sent.

CVD EQUIPMENT CORPORATION	TAIWAN GLASS INDUSTRIAL

By: /s/ Leonard A. Rosenbaum	By: _______________________

Dated: January 16, 2015	Dated: January ___, 2015

CAPITAL ONE, NATIONAL ASSOCIATION

By: _______________________

Dated: January ___, 2015

With a copy by email to:

Christopher Allegaert, Esq

Allegaert Berger & Vogel LLP

111 Broadway, 20th Floor

New York, New York 10006

Email: calIegaert@abv.com

if to CONA:

Christopher Peak, Esq.

Capital One, National Association

2 Bethesda Metro Center, 10111 Floor

Bethesda, Maryland 20814

Email: christopher.peak@capitalone.com

with a copy by email to:

Paul Straus, Esq.

King & Spalding, LLP

1185 Avenue of the Americas

New York, NY 10036

Email: PStraus@KSLAW.com

Notice shall be deemed to have been "given" two business days after it is sent.

CVD EQUIPMENT CORPORATION	TAIWAN GLASS INDUSTRIAL

By: _______________________	By: /s/ Tseng Ming Tsai

Dated: January ___, 2015	Dated: January 22, 2015

CAPITAL ONE, NATIONAL ASSOCIATION

By: _______________________

Dated: January ___, 2015

With a copy by email to:

Christopher Allegaert, Esq.

Allegaert Berger & Vogel LLP

111 Broadway, 20th Floor

New York, New York 10006

Email: callegaert@abv.com

if to CONA:

Christopher Peak, Esq.

Capital One, National Association

2 Bethesda Metro Center, 10`" Floor

Bethesda, Maryland 20814

Email: christopher,peak@capitalone.com

with a copy by email to:

Paul Straus, Esq.

King & Spalding, LLP

1185 Avenue of the Americas

New York, NY 10036

Email: PStraus@KSLAW.com

Notice shall be deemed to have been "given" two business days after it is sent.

CVD EQUIPMENT CORPORATION	TAIWAN GLASS INDUSTRIAL

By: _______________________	By: _______________________

Dated: January ___, 2015	Dated: January ___, 2015

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Christopher Peak

Dated: January 16, 2015

Exhibit 1

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------------------------x

CVD EQUIPMENT CORPORATION,

             Plaintiff                                  10-CV-0573 (JPO)(RLE)

-against-

TAIWAN GLASS INDUSTRIAL CORPORATION,

and MIZUHO INDUSTRIAL BANK, LTD.,

     Defendants

---------------------------------------------------------------------x

TAIWAN GLASS INDUSTRIAL CORPORATION,

Counterclaim Plaintiff,

-against-

CAPITAL ONE, N.A.,

Counterclaim Defendant.

---------------------------------------------------------------------x

Exhibit 2

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------------------------x

CVD EQUIPMENT CORPORATION,

             Plaintiff                                  10-CV-0573 (JPO)(RLE)

     -against-                                                                            STIPULATION OF DISMISSAL

TAIWAN GLASS INDUSTRIAL CORPORATION,

and MIZUHO INDUSTRIAL BANK, LTD.,

     Defendants

---------------------------------------------------------------------x

TAIWAN GLASS INDUSTRIAL CORPORATION,

Counterclaim Plaintiff,

-against-

CAPITAL ONE, N.A.,

Counterclaim Defendant.

---------------------------------------------------------------------x

WHEREAS all claims against defendant, Mizuho Corporate Bank, Ltd. ("Mizuho"), were dismissed by Memorandum Opinion and Order dated March 31, 2011 (Docket No. 79); and

WHEREAS plaintiff, CVD Equipment Corporation, waives any right to appeal such dismissal against Mizuho,

NOW plaintiff CVD Equipment Corporation and defendant/counterclaim plaintiff

Taiwan Glass Industrial Corporation and counterclaim defendant Capital One, National Association, through their undersigned attorneys, hereby stipulate and agree, pursuant to Fed.R.Civ.P. 41, that all claims and counterclaims against all parties in the above-captioned case shall be, and hereby are, dismissed with prejudice. The parties shall each bear their own costs and attorney's fees.

RUSKIN MOSCOU FALTISCHEK, P.C.	ALLEGAERT BERGER & VOGEL LLP

By: /s/ Joseph R. Harbeson	By: /s/ Christopher Allegaert
Douglas J. Good, Esq.	Christopher Allegaert, Esq.
Joseph R. Harbeson, Esq.	James A. Beha, II, Esq.
Attorney for Plaintiff, CVD	Attorneys for Defendant/Counterclaim
Equipment Corporation	Plaintiff, Taiwan Glass Industrial
1425 RXR Plaza	Corporation
East Tower, 15th Floor	111 Broadway, 20th Floor
Uniondale, New York 11556	New York, New York 10006
(516) 663-6600	(212) 571-0550

Dated: January 16, 2015	Dated: January 28, 2015

KING & SPALDING, LLP

By: _________________________
Paul A. Straus, Esq.
Attorneys for Counterclaim Defendant,
Capital One, National Association
1185 Avenue of the Americas
New York, New York 10036
(212) 556-2136

Dated: January __, 2015

Association, through their undersigned attorneys, hereby stipulate and agree, pursuant to Fed.R.Civ.P. 41, that all claims and counterclaims against all parties in the above-captioned case shall be, and hereby are, dismissed with prejudice. The parties shall each bear their own costs and attorney's fees.

RUSKIN MOSCOU FALTISCHEK, P.C.	ALLEGAERT BERGER & VOGEL LLP

By: _______________________________	By: _______________________________
Douglas J. Good, Esq.	Christopher Allegaert, Esq.
Joseph R. Harbeson, Esq.	James A. Beha, II, Esq.
Attorney for Plaintiff, CVD	Attorneys for Defendant/Counterclaim
Equipment Corporation	Plaintiff, Taiwan Glass Industrial
1425 RXR Plaza	Corporation
East Tower, 15th Floor	111 Broadway, 20th Floor
Uniondale, New York 11556	New York, New York 10006
(516) 663-6600	(212) 571-0550

Dated: January __, 2015	Dated: January __, 2015

KING & SPALDING, LLP

By: /s/ Paul A. Straus
Paul A. Straus, Esq.
Attorneys for Counterclaim Defendant,
Capital One, National Association
1185 Avenue of the Americas
New York, New York 10036
(212) 556-2136

Dated: January 16, 2015

Exhibit 3

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, TAIWAN GLASS INDUSTRIAL CORPORATION, a Taiwanese corporation, on its own behalf and on behalf of its parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns, as Releasor, in consideration of the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, received from CVD EQUIPMENT CORPORATION, as Releasee, the receipt and sufficiency of which is hereby acknowledged, releases and discharges the Releasee, Releasee's parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity (collectively, "Claims"), which against the Releasee, the Releasor, Releasor's parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing from the beginning of the world to the date of this Release. Notwithstanding the generality of the foregoing, this Release is limited to those Claims which relate in any manner to the subject matter of that certain action in the United States District Court for the Southern District of New York entitled CVD Equipment Corporation v. Taiwan Glass Industrial Corp., et al,, Docket No. 10-CV-0573 (the Action), including without limitation the Agreement and letters of credit referred to in the pleadings therein.

Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require. This Release may not be changed orally.

IN WITNESS WHEREOF, the Releasor has executed this Release on January 2015.

TAIWAN GLASS INDUSTRIAL CORPORATION

Sworn by the said LIN, POR-FONG)	/s/ Tseng Ming Tsai
at the Taipei, Taiwan )	By:
on the 22 day of January, 2015)

Before me:

/s/ Chao Chih-Min	Chao Chih-Min
Notary Public	Notary Public
Chao & Partners Notary Public Office
7F, 9, Sec.3, Nanking E. Rd.,
Taipei, Taiwan, R.O.C.
Registered with Taiwan Taipei District Court

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, TAIWAN GLASS INDUSTRIAL CORPORATION, a Taiwanese corporation, on its own behalf and on behalf of its parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns, as Releasor, in consideration of the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, received from CAPITAL ONE, NATIONAL ASSOCIATION, as Releasee, the receipt and sufficiency of which is hereby acknowledged, releases and discharges the Releasee, Releasee's parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity (collectively, "Claims"), which against the Releasee, the Releasor, Releasor's parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing from the beginning of the world to the date of this Release, Notwithstanding the generality of the foregoing, this Release is limited to those Claims which relate in any manner to the subject matter of that certain action in the United States District Court for the Southern District of New York entitled CVD Equipment Corporation v, Taiwan Glass Industrial Corp,, et al., Docket No. 10-CV-0573 (the Action), including without limitation the Agreement and letters of credit referred to in the pleadings therein.

Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require. This Release may not be changed orally.

IN WITNESS WHEREOF, the Releasor has executed this Release on January 2015.

TAIWAN GLASS INDUSTRIAL CORPORATION

Sworn by the said LIN, POR-FONG)	/s/ Tseng Ming Tsai
at the Taipei, Taiwan )	By:
on the 22 day of January, 2015)

Before me:

/s/ Chao Chih-Min	Chao Chih-Min
Notary Public	Notary Public
Chao & Partners Notary Public Office
7F, 9, Sec.3, Nanking E. Rd.,
Taipei, Taiwan, R.O.C.
Registered with Taiwan Taipei District Court

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, CVD EQUIPMENT CORPORATION, a corporation organized under the laws of the State of New York, on its own behalf and on behalf of its parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns, as Releasor, in consideration of the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, received from TAIWAN GLASS INDUSTRIAL CORPORATION, as Releasee, the receipt and sufficiency of which is hereby acknowledged, releases and discharges the Releasee, Releasee's parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity (collectively, "Claims"), which against the Releasee, the Releasor, Releasor's parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing from the beginning of the world to the date of this Release. Notwithstanding the generality of the foregoing, this Release is limited to those Claims which relate in any manner to the subject matter of that certain action in the United States District Court for the Southern District of New York entitled CVD Equipment Corporation v. Taiwan Glass Industrial Corp., et al., Docket No. 10-CV-0573 (the Action), including without limitation the Agreement and letters of credit referred to in the pleadings therein.

Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require. This Release may not be changed orally.

IN WITNESS WHEREOF, the Releasor has executed this Release on January 16, 2015.

CVD EQUIPMENT CORPORATION

By: /s/ Leonard A. Rosenbaum
Leonard A. Rosenbaum

STATE OF NEW YORK	)
) ss.:
COUNTY OF SUFFOLK	)

On this 16th day of January, in the year 2015, before e, the undersigned, a Notary Public in and for said state, personally appeared Leonard A. Rosenbaum personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the entity (to wit: CVD EQUIPMENT CORPORATION) upon behalf of which the individual acted, executed the instrument.

/s/ Martin J. Teitelbaum

____________________________

Notary Public

Martin J. Teitelbaum

Notary Public, State of New York

NO.02TE4629060, Suffolk County

Term Expires February 28, 2015

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, CAPITAL ONE, NATIONAL ASSOCIATION, a National Banking Association, under the laws of the United States, on its own behalf and on behalf of its parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns, as Releasor, in consideration of the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, received from TAIWAN GLASS INDUSTRIAL CORPORATION, as Releasee, the receipt and sufficiency of which is hereby acknowledged, releases and discharges the Releasee, Releasee's parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity (collectively, "Claims"), which against the Releasee, the Releasor, Releasor's parents, subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing from the beginning of the world to the date of this Release. Notwithstanding the generality of the foregoing, this Release is limited to those Claims which relate in any manner to the subject matter of that certain action in the United States District Court for the Southern District of New York entitled CVD Equipment Corporation v. Taiwan Glass Industrial Corp., et al., Docket No. 10-CV-0573 (the Action), including without limitation the Agreement and letters of credit referred to in the pleadings therein.

Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require. This Release may not be changed orally.

IN WITNESS WHEREOF, the Releasor has executed this Release on January 16, 2015.

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Christopher Peak

STATE OF MARYLAND	)
) ss.:
COUNTY OF anne arundel	)

On this 16th day of January, in the year 2015, before me, the undersigned, a Notary Public in and for said state, personally appeared Christopher Peak, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the entity (to wit: CAPITAL ONE, NATIONAL ASSOCIATION) upon behalf of which the individual acted, executed the instrument.

/s/ Michelle J. Johnson

Notary Public

Michelle J. Johnson

  Notary Public

  Anne Arundel County, State of Maryland

 My Commission Expires February 27, 2018

Exhibit 4

Wire Transfer Instructions for Allegaert Berger & Vogel LLP (lOLA)

Citibank, N.A.

120 Broadway

New York, New York 10271

Account No.

Routing No./ABA No.

Attn: Allegaert Berger & Vogel LLP Please reference your invoice number

International Wire Transfer Instructions for Allegaert Berger & Vogel LLP (IOLA)

Citibank, N.A.

120 Broadway

New York, New York 10271

Account No.

Routing No./ABA No.:

International SWIFT code:

Attn: Allegaert Berger & Vogel LLP Please reference your invoice number